UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	05/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MAY 31, 2006

Semiannual Report
to Shareholders

DWS Dreman Financial Services Fund

(formerly Scudder-Dreman Financial Services Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. It may focus its investments on certain economic sectors, thereby increasing its vulnerability to any single economic, political or regulatory development. This may result in greater share price volatility. Additionally, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary May 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class B and Class C shares and the Life of Fund period shown for Class A shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 5/31/06
DWS Dreman Financial Services Fund	6-Month*	1-Year	3-Year	5-Year	Life of Fund*
Class A	5.01%	8.74%	8.89%	4.72%	5.05%
Class B	4.51%	7.94%	8.02%	3.87%	4.18%
Class C	4.53%	7.95%	8.05%	3.90%	4.24%
S&P 500 Index+	2.60%	8.64%	11.64%	1.96%	3.35%
S&P Financial Index++	3.98%	14.72%	12.70%	5.05%	6.08%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* The Fund commenced operations on March 9, 1998. Index returns began on March 31, 1998.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 5/31/06	$ 12.94	$ 12.78	$ 12.82
11/30/05	$ 12.49	$ 12.34	$ 12.38
Distribution Information: Six Months: Income Dividends as of 5/31/06	$ .08	$ .02	$ .02
Capital Gain Distributions as of 5/31/06	$ .09	$ .09	$ .09
Class A Lipper Rankings — Financial Services Funds Category as of 5/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	110	of	120	91
3-Year	101	of	103	98
5-Year	68	of	92	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Dreman Financial Services Fund — Class A [] S&P 500 Index+ [] S&P Financial Index++

Yearly periods ended May 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 5/31/06
DWS Dreman Financial Services Fund		1-Year	3-Year	5-Year	Life of Fund*
Class A	Growth of $10,000	$10,249	$12,168	$11,869	$14,132
	Average annual total return	2.49%	6.76%	3.49%	4.29%
Class B	Growth of $10,000	$10,494	$12,403	$11,990	$14,007
	Average annual total return	4.94%	7.44%	3.70%	4.18%
Class C	Growth of $10,000	$10,795	$12,614	$12,107	$14,071
	Average annual total return	7.95%	8.05%	3.90%	4.24%
S&P 500 Index+	Growth of $10,000	$10,864	$13,914	$11,021	$13,084
	Average annual total return	8.64%	11.64%	1.96%	3.35%
S&P Financial Index++	Growth of $10,000	$11,472	$14,314	$12,794	$16,193
	Average annual total return	14.72%	12.70%	5.05%	6.08%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Standard & Poor's (S&P) Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index.

* The Fund commenced operations on March 9, 1998. Index returns began on March 31, 1998.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class B and C shares of the Fund limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended May 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2006
Actual Fund Return	Class A	Class B	Class C
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,050.10	$ 1,045.10	$ 1,045.30
Expenses Paid per $1,000*	$ 8.33	$ 12.59	$ 12.34
Hypothetical 5% Fund Return	Class A	Class B	Class C
Beginning Account Value 12/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 5/31/06	$ 1,016.80	$ 1,012.62	$ 1,012.86
Expenses Paid per $1,000*	$ 8.20	$ 12.39	$ 12.14

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C
DWS Dreman Financial Services Fund	1.63%	2.47%	2.42%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman discusses the economy, the market environment and performance of DWS Dreman Financial Services Fund for the semiannual period ended May 31, 2006.

Q: How would you describe the economic and market environment over the last six months, and what do trends suggest for the months ahead?

A: The broad market, as measured by the Standard & Poor's 500 (S&P 500) Index, had a return of 2.60% for the six-month period ended May 31, 2006.1 Eight of the 10 industry sectors in the S&P 500 Index had positive returns; the return of the financials sector was 3.98%, above the average for the index overall.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

The market's weakness in late May and early June tends to obscure the strength in recent months, but this is not surprising, based on experience. As we near midyear 2006, interest rates and the fear of inflation are key drivers of the stock market. When inflation rates rise, people tend to be negative on the stock market as a whole, but it's important to remember that, even with recent increases, interest rates and inflation remain low relative to levels of the last 25 years. We believe that there is reason to expect that stocks will perform well in the months ahead. Price-to-earnings ratios are much lower than they were four or five years ago, and profit margins are holding up well. We could see some pronounced ups and downs in the market, and some industry groups may drop sharply, but high volatility can create great opportunities for value-oriented investors such as ourselves.

One reason to feel optimistic about the market is that the economy still has considerable momentum: the Department of Commerce reported that real growth in gross domestic product rebounded to 5.3% in the first quarter of 2006, after a weak showing in the hurricane-impacted fourth quarter of 2005.2 Corporate profits were strong in early 2006, posting the largest year-on-year increase since 2002, according to The Wall Street Journal.

Business investment has been a key driver of economic growth, and consumer spending also remains reasonably strong, although it is likely to slow from the pace in the first quarter. There are a few signs of moderation: Housing activity has slowed a bit, and recent labor market indicators have been slightly less positive. We believe that the cumulative effect of the US Federal Reserve Board's (the Fed) series of rate increases will begin to slow economic growth, especially now that real long-term interest rates have begun to increase.

Q: How did the fund perform during this period?

A: After disappointing performance in prior periods, the performance of DWS Dreman Financial Services Fund improved in the six months ended May 31, 2006. The fund (Class A shares) had a return of 5.01%, above the return of its benchmarks, the S&P 500 Index, which returned 2.60%, and the S&P Financial Index, which returned 3.98%.3 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for complete performance information.)

2 Gross domestic product (GDP) is the total market value of all final goods and services produced in a country in a given year. Real GDP is GDP adjusted for inflation.

3 The Standard & Poor's Financial Index is an unmanaged index that gauges the performance of financial companies within the S&P 500 Index. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: What were the major determinants of the fund's performance?

A: While stocks of financial services companies make up the majority of the fund's portfolio, we have the flexibility to invest up to 20% of assets in other industries. Over the last six months, our position in the energy group contributed significantly to performance. We invested in energy stocks because we believe the combination of growing world demand for energy and a lack of investment in new energy resources over the last 20 years creates a major opportunity for companies with the ability to find and exploit oil and gas. Energy holdings that performed especially well include Occidental Petroleum Corp., Tesoro Corp. and Valero Energy Corp.

Another major positive was Washington Mutual, Inc., a leading retailer of financial services for consumers and small businesses. This company has built a tremendous branch system across the United States through a number of acquisitions. The stock performed well after the company outsourced its mortgage business, which was a bit of a drag on performance at the time we bought the stock. A high yield adds to the stock's attractiveness.

Also in the financial services group, Bear Stearns Companies, Inc. and Morgan Stanley performed well, benefiting from strong corporate earnings and cash flows that created a positive environment for their investment banking businesses.

Another big contributor to performance was a position in National Bank of Canada, an excellent quality company that has performed well.

Q: What were some of the negatives?

A: Three large holdings, Freddie Mac, Fannie Mae and American International Group, Inc. (AIG), have performed poorly for some time because of accounting irregularities that required earnings restatements.

Fannie Mae and Freddie Mac are government-sponsored enterprises (GSEs), which means that they are public companies with some sponsorship by the US government. Both companies operate mainly in the residential mortgage business, and both have been run through the Wall Street/media/Capitol Hill scandal mill because of accounting problems. We believe that these companies' financial problems have been exaggerated and that much of the criticism of these companies has been politically motivated.

Freddie Mac appears to have understated earnings in a changing regulatory environment with accounting rules that are difficult to interpret. Fannie Mae had to restate earnings, showing a substantial loss, because of its failure to follow generally accepted accounting principles in accounting for derivatives. Negative publicity surrounding these earnings restatements, combined with the threat of changing regulations that could limit these companies' opportunities in the mortgage market, created significant pressure on the stocks. We think the market's reaction to the issues facing these companies has been excessive, and we continue to hold significant positions in the stocks, although we have reduced the positions somewhat.

AIG is a leading international insurance and financial services firm with successful operations in a wide variety of insurance categories. Its former chief executive and chief financial officers were accused of manipulating financial statements and misleading regulators and investors, but the company has been under new management for more than a year. However, there continue to be a number of unknowns surrounding AIG; the stock moved up after we bought it but has dropped again. We have the stock under review and may consider selling if the stock price rises.

Q: Do you have other comments for shareholders?

A: This fund is concentrated in an industry group that we believe has attractive risk/reward characteristics, has good potential for solid long-term performance. The addition of a few positions outside the financial services arena offers additional opportunities while keeping the emphasis firmly on banks, insurance companies and other financial services firms.

As always, we thank our shareholders for their continued support and interest.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	5/31/06	11/30/05

Common Stocks	100%	99%
Cash Equivalents	—	1%
	100%	100%
Industry Diversification (As a % of Common Stocks)	5/31/06	11/30/05

Energy	11%	9%
Consumer Staples	3%	3%
Financials: Diversified Financial Services	32%	26%
Banks	28%	35%
Capital Markets	14%	13%
Insurance	9%	11%
Consumer Finance	2%	2%
Real Estate	1%	1%
	100%	100%

Asset allocation and industry diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2006 (52.3% of Net Assets)
1. Citigroup, Inc. Provider of diversified financial services	7.0%
2. American International Group, Inc. Provider of insurance and financial services	6.8%
3. Bank of America Corp. Provider of commercial banking services	6.4%
4. Fannie Mae Facilitator of mortgages and issuer of mortgage-backed securities	6.2%
5. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	6.0%
6. Washington Mutual, Inc. Provider of diversified financial services	4.6%
7. ConocoPhillips Producer of petroleum and other natural gases	4.3%
8. Morgan Stanley Provider of investment banking and brokerage services	4.2%
9. KeyCorp Provider of commercial banking services	3.5%
10. National Bank of Canada Provider of general banking and trust services	3.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 99.5%
Consumer Staples 3.2%
Tobacco
Altria Group, Inc.	39,700	2,872,295
Energy 10.5%
Oil, Gas & Consumable Fuels
Anadarko Petroleum Corp.	10,200	506,634
Apache Corp.	6,600	428,208
ConocoPhillips	61,389	3,885,310
Devon Energy Corp.	7,500	430,200
EnCana Corp.	18,400	929,936
Occidental Petroleum Corp.	11,600	1,149,444
Tesoro Corp.	15,900	1,082,949
Valero Energy Corp.	18,100	1,110,435
		9,523,116
Financials 85.8%
Banks 28.4%
Fifth Third Bancorp.	28,700	1,090,600
Hudson City Bancorp., Inc.	22,400	306,656
Independence Community Bank Corp.	10,300	432,394
KeyCorp.	90,100	3,218,372
Marshall & Ilsley Corp.	29,600	1,342,064
Mercantile Bankshares Corp.	6,000	215,700
National Bank of Canada	54,800	3,050,193
National City Corp.	51,525	1,900,242
PNC Financial Services Group, Inc.	29,300	2,019,063
Regions Financial Corp.	14,400	487,440
Sovereign Bancorp, Inc.	60,400	1,346,920
US Bancorp.	86,800	2,679,516
Wachovia Corp.	37,800	2,022,300
Washington Mutual, Inc.	90,200	4,141,082
Wells Fargo & Co.	23,600	1,566,332
		25,818,874
Capital Markets 13.6%
Ameriprise Financial, Inc.	6,580	301,166
Bear Stearns Companies, Inc.	13,000	1,738,750
Franklin Resources, Inc.	14,500	1,304,275
Lehman Brothers Holdings, Inc.	23,100	1,538,691
Mellon Financial Corp.	47,200	1,707,696
Morgan Stanley	63,400	3,779,908
The Goldman Sachs Group, Inc.	13,200	1,992,540
		12,363,026
Consumer Finance 1.6%
American Express Co.	26,100	1,418,796
Diversified Financial Services 31.6%
Bank of America Corp.	119,456	5,781,671
CIT Group, Inc.	35,000	1,799,000
Citigroup, Inc.	128,500	6,335,050
Fannie Mae	113,500	5,646,625
Freddie Mac	91,300	5,481,652
JPMorgan Chase & Co.	58,284	2,485,230
The PMI Group, Inc.	25,800	1,173,900
		28,703,128
Insurance 9.5%
Allstate Corp.	19,400	1,067,194
American International Group, Inc.	100,950	6,137,760
Chubb Corp.	28,000	1,414,840
		8,619,794
Real Estate 1.1%
NovaStar Financial, Inc. (REIT) (a)	30,800	969,584
Total Common Stocks (Cost $63,322,944)		90,288,613

Securities Lending Collateral 0.8%
Daily Assets Fund Institutional, 5.00% (b) (c) (Cost $696,000)	696,000	696,000

Cash Equivalents 0.4%
Cash Management QP Trust, 5.01% (d) (Cost $385,909)	385,909	385,909
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $64,404,853)+	100.7	91,370,522
Other Assets and Liabilities, Net	(0.7)	(630,829)
Net Assets	100.0	90,739,693

+ The cost for federal income tax purposes was $65,260,571. At May 31, 2006, net unrealized appreciation for all securities based on tax cost was $26,109,951. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $27,685,019 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,575,068.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at May 31, 2006 amounted to $679,905 which is 0.7% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $63,322,944) — including $679,905 of securities loaned	$ 90,288,613
Investment in Cash Management QP Trust (cost $385,909)	385,909
Investment in Daily Assets Fund Institutional (cost $696,000)*	696,000
Total investments in securities, at value (cost $64,404,853)	91,370,522
Cash	10,000
Receivable for investments sold	189,244
Dividends receivable	179,621
Interest receivable	13,488
Receivable for Fund shares sold	56,521
Other assets	32,525
Total assets	91,851,921
Liabilities
Payable for Fund shares redeemed	150,046
Payable upon return of securities loaned	696,000
Accrued management fee	62,800
Other accrued expenses and payables	203,382
Total liabilities	1,112,228
Net assets, at value	$ 90,739,693
Net Assets
Net assets consist of: Undistributed net investment income	783,189
Net unrealized appreciation (depreciation) on investments	26,965,669
Accumulated net realized gain (loss)	2,334,944
Paid-in capital	60,655,891
Net assets, at value	$ 90,739,693

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($68,096,713 ÷ 5,264,461 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.94
Maximum offering price per share (100 ÷ 94.25 of $12.94)	$ 13.73

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($13,195,788 ÷ 1,032,502 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.78

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,447,192 ÷ 737,042 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.82

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,297)	$ 1,310,306
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	61,291
Interest — Cash Management QP Trust	5,908
Total Income	1,377,505
Expenses: Management fee	356,656
Services to shareholders	159,138
Custodian and accounting fees	57,002
Distribution service fees	212,049
Auditing	23,660
Legal	8,325
Trustees' fees and expenses	10,455
Reports to shareholders	30,030
Registration fees	21,840
Other	6,516
Total expenses before expense reductions	885,671
Expense reductions	(6,922)
Total expenses after expense reductions	878,749
Net investment income (loss)	498,756
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,835,836
Foreign currency related transactions	1,273
2,837,109
Net unrealized appreciation (depreciation) during the period on investments	1,305,822
Net gain (loss) on investment transactions	4,142,931
Net increase (decrease) in net assets resulting from operations	$ 4,641,687

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2006 (Unaudited)	Year Ended November 30, 2005
Operations: Net investment income (loss)	$ 498,756	$ 1,327,380
Net realized gain (loss) on investment transactions	2,837,109	12,297,768
Net unrealized appreciation (depreciation) during the period on investment transactions	1,305,822	(12,771,315)
Net increase (decrease) in net assets resulting from operations	4,641,687	853,833
Distributions to shareholders from: Net investment income: Class A	(424,640)	(963,291)
Class B	(28,454)	(109,690)
Class C	(18,654)	(53,501)
Net realized gains: Class A	(515,934)	—
Class B	(129,718)	—
Class C	(71,390)	—
Fund share transactions: Proceeds from shares sold	7,123,316	15,971,472
Reinvestment of distributions	1,092,545	1,036,597
Cost of shares redeemed	(18,006,293)	(42,231,483)
Redemption fees	474	752
Net increase (decrease) in net assets from Fund share transactions	(9,789,958)	(25,222,662)
Increase (decrease) in net assets	(6,337,061)	(25,495,311)
Net assets at beginning of period	97,076,754	122,572,065
Net assets at end of period (including undistributed net investment income of $783,189 and $756,181, respectively)	$ 90,739,693	$ 97,076,754

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.49	$ 12.47	$ 11.46	$ 9.79	$ 10.36	$ 10.27
Income (loss) from investment operations: Net investment income[b]	.09	.18	.14	.14	.09	.06
Net realized and unrealized gain (loss) on investment transactions	.53	.00***	1.07	1.65	(.62)	.16
Total from investment operations	.62	.18	1.21	1.79	(.53)	.22
Less distributions from: Net investment income	(.08)	(.16)	(.20)	(.12)	(.04)	(.13)
Net realized gains on investment transactions	(.09)	—	—	—	—	—
Total distributions	(.17)	(.16)	(.20)	(.12)	(.04)	(.13)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 12.94	$ 12.49	$ 12.47	$ 11.46	$ 9.79	$ 10.36
Total Return (%)[c]	5.01**	1.42	10.70	18.44	(5.19)	2.08
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	68	69	82	63	59	75
Ratio of expenses (%)	1.63*	1.61	1.45	1.36	1.36	1.45
Ratio of net investment income (loss) (%)	1.27*	1.47	1.21	1.36	.94	.58
Portfolio turnover rate (%)	1*	25	4	5	16	17

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.34	$ 12.32	$ 11.33	$ 9.64	$ 10.26	$ 10.19
Income (loss) from investment operations: Net investment income (loss)[b]	.03	.09	.05	.06	.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	.52	(.01)	1.05	1.63	(.64)	.15
Total from investment operations	.55	.08	1.10	1.69	(.62)	.13
Less distributions from: Net investment income	(.02)	(.06)	(.11)	(.00)***	—	(.06)
Net realized gains on investment transactions	(.09)	—	—	—	—	—
Total distributions	(.11)	(.06)	(.11)	(.00)***	—	(.06)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 12.78	$ 12.34	$ 12.32	$ 11.33	$ 9.64	$ 10.26
Total Return (%)[c]	4.51d**	.68	9.73	17.55	(6.04)	1.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	18	29	62	64	82
Ratio of expenses before expense reductions (%)	2.52*	2.39	2.22	2.15	2.16	2.23
Ratio of expenses after expense reductions (%)	2.47*	2.39	2.22	2.15	2.16	2.23
Ratio of net investment income (loss) (%)	.43*	.69	.44	.57	.14	(.20)
Portfolio turnover rate (%)	1*	25	4	5	16	17

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended November 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 12.38	$ 12.36	$ 11.36	$ 9.67	$ 10.28	$ 10.22
Income (loss) from investment operations: Net investment income (loss)[b]	.04	.09	.05	.06	.02	(.02)
Net realized and unrealized gain (loss) on investment transactions	.51	(.01)	1.06	1.63	(.63)	.15
Total from investment operations	.55	.08	1.11	1.69	(.61)	.13
Less distributions from: Net investment income	(.02)	(.06)	(.11)	(.00)***	—	(.07)
Net realized gains on investment transactions	(.09)	—	—	—	—	—
Total distributions	(.11)	(.06)	(.11)	(.00)***	—	(.07)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 12.82	$ 12.38	$ 12.36	$ 11.36	$ 9.67	$ 10.28
Total Return (%)[c]	4.53d**	.68	9.84	17.52	(5.93)	1.22
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	10	12	12	12	18
Ratio of expenses before expense reductions (%)	2.43*	2.39	2.22	2.11	2.13	2.19
Ratio of expenses after expense reductions (%)	2.42*	2.39	2.22	2.11	2.13	2.19
Ratio of net investment income (loss) (%)	.48*	.69	.44	.61	.16	(.16)
Portfolio turnover rate (%)	1*	25	4	5	16	17

[a] For the six months ended May 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman Financial Services Fund (formerly Scudder-Dreman Financial Services Fund) (the ``Fund'') is a nondiversified series of DWS Equity Trust (formerly Scudder Equity Trust) (the ``Trust'') which is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders semiannually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended May 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $296,442 and $10,876,940, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor") an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equivalent to an annual rate of 0.75% of the first $250,000,000 of the Fund's average daily net assets, 0.72% of the next $750,000,000 of such net assets, 0.70% of the next $1,500,000,000 of such net assets, 0.68% of the next $2,500,000,000 of such net assets, 0.65% of the next $2,500,000,000 of such net assets, 0.64% of the next $2,500,000,000 of such net assets, 0.63% of the next $2,500,000,000 of such net assets and 0.62% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.75% of the Fund's average daily net assets. Dreman Value Management, L.L.C. ("DVM") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund. DVM is paid by the Advisor for its services.

For the period December 1, 2005 through February 28, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.40% of average daily net assets for Class A, B and C shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2006, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2006
Class A	$ 78,180	$ —	$ 36,974
Class B	27,570	3,513	14,339
Class C	12,813	479	6,474
	$ 118,563	$ 3,992	$ 57,787

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $47,745, of which $12,806 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended May 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2006
Class B	$ 59,074	$ 11,495
Class C	36,315	6,881
	$ 95,389	$ 18,376

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended May 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2006	Annual Effective Rate
Class A	$ 85,304	$ 12,682.24%
Class B	19,475	2,043.25%
Class C	11,881	1,814.25%
	$ 116,660	$ 16,539

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended May 31, 2006 aggregated $2,222.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended May 31, 2006, the CDSC for Class B and C shares aggregated $19,894 and $610, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended May 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $9,120, of which $6,240 is unpaid at May 31, 2006.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended May 31, 2006, the Advisor agreed to reimburse the Fund $1,266, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2006, the custodian and transfer agent fees were reduced by $22 and $1,642, respectively, under these arrangements.

E. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended May 31, 2006		Year Ended November 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	470,363	$ 6,060,153	1,038,861	$ 12,768,403
Class B	23,610	300,480	148,523	1,805,157
Class C	59,758	762,683	114,919	1,397,912
		$ 7,123,316		$ 15,971,472
Shares issued to shareholders in reinvestment of distributions
Class A	69,285	$ 868,141	71,821	$ 885,336
Class B	11,784	146,472	8,376	101,009
Class C	6,254	77,932	4,152	50,252
		$ 1,092,545		$ 1,036,597
Shares redeemed
Class A	(835,657)	$ (10,771,904)	(2,096,195)	$ (25,669,070)
Class B	(461,231)	(5,879,186)	(1,066,610)	(12,979,230)
Class C	(105,819)	(1,355,203)	(294,079)	(3,583,183)
		$ (18,006,293)		$ (42,231,483)
Redemption fees		$ 474		$ 752
Net increase (decrease)
Class A	(296,009)	$ (3,843,136)	(985,513)	$ (12,014,609)
Class B	(425,837)	(5,432,234)	(909,711)	(11,073,063)
Class C	(39,807)	(514,588)	(175,008)	(2,134,990)
		$ (9,789,958)		$ (25,222,662)

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, DWS Scudder Distributors, Inc. is in settlement discussions with the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

H. Fund Merger

On May 10, 2006, the Board of the Fund approved, in principle, the merger of the DWS Dreman Financial Services Fund (the "Acquired Fund") into the DWS Dreman High Return Equity Fund.

Completion of the merger is subject to a number of conditions, including final approval by each Fund's Board and approval by shareholders of the Acquired Fund at the shareholder meeting expected to be held on or about October 12, 2006.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KDFAX	KDFBX	KDFCX
CUSIP Number	233376-102	233376-201	233376-300
Fund Number	084	284	384

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

February 2006

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Financial Services Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Financial Services Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 28, 2006